SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                                   (Mark One)

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                  --------------------------------------------


         Date of Report (Date of earliest event reported): April 8, 2002


                             HouseHold Direct, Inc.
                 (Name of Small Business Issuer in its charter)

           Delaware                                                51-0388634
           --------                                                ----------
(State or other jurisdiction of                                 (I.R.S. Employer
incorporation or organization)                            Identification Number)


                             HOUSEHOLD DIRECT, INC.

                                   3 Glen Road
                          SANDY HOOK, CONNECTICUT 06482

                    (Address of Principal Executive Offices)

                                 (203) 426-2312
                 (Issuer's Telephone Number Including Area Code)




ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

On April 2, 2002, the Company announced the acquisition of eDemnify Systems Corporation.


Business Description

On behalf of large and medium-sized banks, eDemnify has successfully developed transactional websites that embody the functions of life insurance point-of-sale and servicing operations. Customers include banks, credit unions, insurance and securities brokers, and insurance companies. Sales may be completed through platform agents, call centers, kiosks, or home banking through proprietary websites. The digital revolution "transactionalizes" the sales, underwriting, and service processes, thereby enabling more efficient and profitable sales cycles.

eDemnify growth opportunities exist in three areas: (1) the streamlining of industry business processes through substantive automation of operations, (2) the addition of a wide range of insurance products from whole and universal life products to deferred and immediate annuities, auto and homeowners insurance and multiple affinity product and service offerings, thereby creating a virtual Insurance Mall, and (3) the integration of advanced multimedia for the training and education of agents and consumers.

Deregulation of the financial services industry has eliminated historic barriers to the distribution of risk-based insurance - allowing the free pursuit of some eighty billion dollars in life insurance premiums generated annually in the United States.

Perceiving extraordinary growth and systems integration opportunities, eDemnify has assembled an experienced and balanced management and technical team, created a sophisticated and secure technological infrastructure, and established the strategic marketing and technical relationships capable of capturing a significant share of the revenues generated from the sale of life insurance and other products through banks and other financial institutions.

As a complete sales system, an eDemnify customized website provides end-to-end support for market conduct and compliance, agent contracting, new business functions, case processing and management, and financial reporting. When operating in a secure environment accessible by agent password, an eDemnify website offers online training, communication, and marketing tools, needs analysis and premium quoting, preliminary health screening and application, underwriting reports, and sales analysis. eDemnify represents significant leadership in the deployment of these vast engines of opportunity, change and new revenues.


Identity of the Persons from which the Assets were Acquired

         John Hilgers, President of eDemnify


Date and Manner of Acquisition
April 2, 2002

eDemnify Systems Corporation is a corporation duly organized, validly existing and currently in good standing under the laws of the State of Nevada, with full power and authority, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduct its business as presently being conducted.

HHD desires to acquire all of the issued and outstanding capital stock of eDemnify in exchange for shares of the Common Stock, $.001 par value, of HHD ("HHD Stock") in a tax-free type "B" reorganization pursuant to the Internal Revenue Code ("Code"); and the Shareholder desires to exchange his shares of eDemnify for shares of HHD Stock.

Subject to the terms and conditions of this agreement ("Agreement") the Shareholder shall, at the Closing (as defined) exchange all of the issued and outstanding shares of the capital stock of eDemnify ("eDemnify Stock") for shares of HHD Stock.

"Initial Shares" shall be and mean 1,500,000 shares of HHD Stock. All of the shares of HHD Stock to be issued to the Shareholder pursuant to this Agreement shall be "restricted securities".

Nature and Amount of Consideration

In consideration for the conveyance of the eDemnify Stock to HHD, HHD shall issue and deliver to the Shareholder: (A) at the Closing (as defined) the Initial Shares (as defined), (B) within 90 days following the end of the First Measuring Period, the First Measuring Period Shares, (C) within 90 days following the end of the Second Measuring Period, the Second Measuring Period Shares and (D) within 90 days following the end of the Third Measuring Period, the Third Measuring Period Shares.

Acquisition Conditions

The  obligation of HHD to implement  this  Agreement and  consummate the subject
acquisition  is,  at  its  election,   subject  to  and  conditioned   upon  the
satisfaction (and/or written waiver) of each of the following conditions:

     A. At the Closing, HHD shall have received a certificate, executed by the President and Secretary of eDemnify and the Shareholder (effective as of the Closing), and in form and content reasonably acceptable to HHD, certifying the truth and accuracy of the representations and warranties of eDemnify and the Shareholder herein contained.

     B. Prior to the Closing there shall not have occurred any material adverse change in the Business and/or Operating Assets, nor shall any event have occurred or condition exist which, with the passage of time or the giving of notice, may cause or create any such adverse material change.

     C. Prior to the Closing, all corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in the form annexed hereto and/or in form acceptable to HHD and HHD and its counsel shall have received all counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     D. No action or proceeding shall have been instituted and be pending by any private party and/or governmental agency or authority challenging the legality of this Agreement or the subject acquisition and/or seeking to prevent or delay consummation of the transactions herein contemplated; which action or proceeding shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of this Agreement and/or the subject acquisition.

     E. All statutory requirements (including, without limitation "bulk sales") for the valid consummation by the Shareholder and eDemnify of the transactions herein described shall have been fully and timely satisfied; all authorizations, consents and approvals of all Federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions herein described, and/or to permit the Business to continue unimpaired in all material respects immediately following the Closing shall have been obtained and shall be in full force and effect; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, consents or approvals shall be pending or threatened.

     F. HHD shall have received all of the documentation required to be delivered to it pursuant to the provisions of this Agreement.

     G. The satisfaction of HHD with the Financial Statements.

     H. The satisfaction of HHD with the results of its due diligence investigation of eDemnify and its business, operations and financial condition.

     I. The individuals described on Exhibit "J" shall have executed employment agreements with eDemnify on terms and condition acceptable to HHD and an executed counterpart of each of the same shall have been delivered to HHD.


Description of Assets

                                OPERATING ASSETS

     (a) IPOS System software and documentation (as represented by DimeQuote, a System installation at Dime Bank of New York).

     (b) Personnel to operate, maintain, and market the IPOS System. eDemnify will be free to hire and/or contract with any past or current LSI officers, employees, or vendors.

     (c) A contract with Dime Bank of New York governing the installation and deployment of DimeQuote in its branch banking system.

     (d) All marketing contacts and leads, past and current, developed by eDemnify during the course of its operations and marketing efforts.



                          INDEPENDENT AUDITORS' REPORT

                               AUDITED FINANCIALS

Within 30 days of the date hereof the Shareholder shall deliver to HHD audited financial statements for eDemnify for the period from inception through December 31, 2001 prepared in accordance with generally accepted accounting principals applied on a consistent basis (the "Financial Statements") including, without limitation a statement of the results of operations for the period ended December 31, 2001, a source and application of funds and a balance sheet as of December 31, 2001; and the date upon which such Financial Statements shall be delivered to HHD shall be referred to herein as the "Delivery Date".

The  notes  identified  below  will  be  an  integral  part  of  the  "Financial
Statements."

     (1) Mature of Business and Summary of Significant Accounting Policies Organization and Description of the Company
             Going Concern
             Basis of Presentation
             Use of Estimates
             Cash and Cash Equivalents
             Other Assets
             Income Taxes
             Revenue Recognition
             Segment Information
             Research and Development
             Property and Equipment
             Equity Based Compensation
     (2)  Related Party Transactions
     (3)  Property and Equipment
     (4)  Short Term Debt
     (5)  Commitments and Contingencies
            Lease Commitments
     (6)  Member Equity
     (7)  Subsequent Events



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 2, 2002                                                    /s/ John Folger
------------------                                 -----------------------------
Date                                                               President and
                                                         Chief Executive Officer









                                    CONTENTS



ACQUISITION AGREEMENT
WITNESSETH

I.                     STOCK TRANSFER

II.                    CONSIDERATION

III.                   DEFINITIONS

IV.                    RESTRICTED SECURITIES

V.                     ARBITRATION

VI.                    AUDITED STATEMENTS

VII.                   CLOSING

VIII.                  DELIVERIES

IX.                    eDEMNIFY REPRESENTATIONS AND WARRANTIES

X.                     HHD REPRESENTATIONS AND WARRANTIES

XI.                    HOUSEHOLD DIRECT BEST EFFORTS

XII.                   HOUSEHOLD DIRECT ACQUISITION CONDITIONS

XIII.                  eDEMNIFY ACQUISITION CONDITIONS

XIV.                   HOUSEHOLD DIRECT OR eDEMNIFY TERMINATION

XV.                    RESTRICTIVE COVENANT

XVI.                   ADDITIONAL COVENANTS

XVII.                  eDEMNIFY INDEMNIFICATION

XVIII.                 HOUSEHOLD DIRECT INDEMNIFICATION

XIX.                   HOUSEHOLD DIRECT EQUITABLE RELIEF

XX.                    eDEMNIFY EQUITABLE RELIEF
XXI.                   NOTICES

XXII.                  WAIVER OF OBLIGATIONS

XXIII.                 PUBLIC DISCLOSURE

XXIV.                  MODIFICATION

XXV.                   JURISDICTION

XXVI.                  BINDING EFFECT

XXVII.                 ENTIRE AGREEMENT

XXVIII.                MULTIPLE ORIGINALS

XXIX.                  SEVERABILITY

XXX.                   EXHIBITS




                              ACQUISITION AGREEMENT


     ACQUISITION AGREEMENT dated as of April 2, 2002, between and among HouseHold Direct, Inc., a Delaware corporation ("HHD"), and eDemnify Systems Corporation, a Nevada corporation ("eDemnify"), and John Hilgers (the "Shareholder").

                                   WITNESSETH:

     WHEREAS, eDemnify is engaged in the business described on Exhibit "B" annexed hereto ("Business") and in connection therewith utilizes and owns those assets (tangible and intangible) described on Exhibit "C" annexed hereto ("Operating Assets") free and clear of all liens, claims and encumbrances and rights and options of others except as set forth on the Schedule of Exceptions annexed hereto as Exhibit "D" ("Exception Schedule"); and

     WHEREAS, HHD desires to acquire all of the issued and outstanding capital stock of eDemnify in exchange for shares of the Common Stock, $.001 par value, of HHD ("HHD Stock") in a tax-free type "B" reorganization pursuant to the Internal Revenue Code ("Code"); and the Shareholder desires to exchange his shares of eDemnify for shares of HHD Stock upon the terms and conditions hereinbelow set forth.

     NOW THEREFORE, in consideration of the premises and the covenants, terms and conditions hereinbelow set forth and for One ($1.00) Dollar and other good and valuable consideration each to the other in hand paid, the parties hereto do hereby agree as follows:

I.       STOCK TRANSFER
         --------------

     Subject to the terms and conditions of this agreement ("Agreement") the Shareholder shall, at the Closing (as defined) exchange all of the issued and outstanding shares of the capital stock of eDemnify ("eDemnify Stock") for shares of HHD Stock as hereinbelow provided.

II.      CONSIDERATION
         -------------

     In consideration for the conveyance of the eDemnify Stock to HHD, HHD shall issue and deliver to the Shareholder: (A) at the Closing (as defined) the Initial Shares (as defined), (B) within 90 days following the end of the First Measuring Period, the First Measuring Period Shares, (C) within 90 days following the end of the Second Measuring Period, the Second Measuring Period Shares and (D) within 90 days following the end of the Third Measuring Period, the Third Measuring Period Shares.

III.     DEFINITIONS
         -----------

A.        For purposes of this Agreement the term:

     (1) "EBITA" shall be and mean, with respect to each applicable measuring period, the net pre tax income of eDemnify determined in accordance with generally accepted accounting principals applied on a consistent basis and on a basis consistent with prior practices exclusive of income tax, depreciation and amortization;

     (2)  "Initial Shares" shall be and mean 1,500,000 shares of HHD Stock;

     (3) "First Measuring Period" shall be and mean the period commencing on the Closing and terminating 365 days after the closing;

     (4) "Second Measuring Period" shall be and mean the period commencing on the first day after the end of the "First Measuring Period" and terminating 365 days later.

     (5) "Third Measuring Period" shall be and mean the period commencing on the first day after the end of the "Second Measuring Period" and terminating 365 days later;

     (6) "First Measuring Period Income" shall be an mean the EBITDA of eDemnify for the First Measuring Period multiplied by 3;

     (7) "Second Measuring Period Income" shall be an mean the EBITDA of eDemnify for the Second Measuring Period multiplied by 3 and reduced by the First Measuring Period Income;

     (8) "Third Measuring Period Income" shall be an mean the EBITDA of eDemnify for the Third Measuring Period multiplied by 3 and reduced by the sum of the First Measuring Period Income and the Second Measuring Period Income;

     (9) "First Target Price" shall be and mean the average of the closing bid and asked prices of the HHD Stock on its primary exchange during the last 10 trading days in the month of December 2002;

     (10) "Second Target Price" shall be and mean the average of the closing bid and asked prices of the HHD Stock on its primary exchange during the last 10 trading days in the month of December 2003;

     (11) "Third Target Price" shall be and mean the average of the closing bid and asked prices of the HHD Stock on its primary exchange during the last 10 trading days in the month of December 2004;

     (12) "First Measuring Period Shares" shall be and mean the number of shares of HHD Stock determined by dividing the First Measuring Period Income by the First Target Price;

     (13) "Second Measuring Period Shares" shall be and mean the number of shares of HHD Stock determined by dividing the Second Measuring Period Income by the Second Target Price;

     (14) "Third Measuring Period Shares" shall be and mean the number of shares of HHD Stock determined by dividing the Third Measuring Period Income by the Third Target Price;

     (15) Closing shall be and mean the closing of the transaction contemplated by this agreement;

     (16) Closing Date shall be and mean no earlier than ten (10) days nor later than thirty (30) days following the transmittal of the Closing Notice;

     (17) Closing Notice shall be and mean a written notice transmitted by HHD to the Shareholder within thirty (30) days following the Delivery Date;

     (18) Delivery Date shall be and mean the date upon which the "Financial Statements" shall be delivery to HHD (including, without limitation a statement of the results of operations for the period ended December 31, 2001, a source and application of funds and a balance sheet as of December 31, 2001).

IV. RESTRICTED SECURITIES
    ---------------------

     All of the shares of HHD Stock to be issued to the Shareholder pursuant to this Agreement shall be "restricted securities" and may not be transferred, sold, assigned, conveyed, mortgaged, pledged or hypothecated except in accordance with the applicable provisions of the Securities Act of l933, as amended (the "Act") and the rules and regulations promulgated thereunder by the Securities and Exchange Commission; provided however that the Shareholder, and all assignees and transferees of the Shareholder, shall, at the Closing, be granted the registration rights with respect to the shares of HHD Stock acquired by the Shareholder hereunder as set forth on Exhibit "E" annexed hereto;

V.  ARBITRATION
    -----------

     Any dispute as to any computation made pursuant to this Paragraph V shall be submitted to and settled by arbitration to be held in the City of Stamford, State of Connecticut in accordance with the commercial rules and regulations of the American Arbitration Association then obtaining. The arbitrators shall, in the award, have authority to allocate costs to the prevailing party.

VI.  AUDITED STATEMENTS
     ------------------

     Within 30 days of the date hereof the Shareholder shall deliver to HHD audited financial statements for eDemnify for the period from inception through December 31, 2001 prepared in accordance with generally accepted accounting principals applied on a consistent basis (the "Financial Statements") including, without limitation a statement of the results of operations for the period ended December 31, 2001, a source and application of funds and a balance sheet as of December 31, 2001; and the date upon which such Financial Statements shall be delivered to HHD shall be referred to herein as the "Delivery Date".

VII.  CLOSING
      -------

     The closing of the transaction contemplated by this Agreement (the "Closing") shall take place at the offices of HHD at 10:00 A.M. in the forenoon on a date ("Closing Date") designated by HHD in a written notice ("Closing Notice") transmitted by HHD to the Shareholder within 30 days following the Delivery Date; which Closing Date shall be no earlier than 10 days nor later than 30 days following the transmittal of the Closing Notice.

VIII.  DELIVERIES
       ----------

     At the Closing each of the following deliveries shall be made by the parties as hereinbelow indicated and each such delivery shall be and be deemed to be made simultaneously.

     A.   HHD shall deliver or cause to be delivered to the Shareholder:

          (1) Certificates representing the Initial Shares registered in the name of the Shareholder;

          (2) Executed counterparts of the instruments and documents required to be delivered at the Closing as set forth in Paragraph XII hereof.

     B.   The Shareholder shall deliver or cause to be delivered to the HHD:

          (1) Certificates representing all of the issued and outstanding capital stock of eDemnify, duly endorsed in blank or accompanied by duly executed stock assignment powers;

          (2) Executed counterparts of the instruments and documents required to be delivered at the Closing as set forth in Paragraph XII hereof:

          (3) Certificates of Good Standing of eDemnify in the state of formation and in each state where the conduct of its businesses or ownership of assets requires qualification to do business;

          (4)  The books and records of eDemnify; and

          (5) Keys to all of the offices and filing cabinets of eDemnify and all security codes and devices; provided however that access to any office of eDemnify maintained in a personal residence shall be subject to access only during normal business hours;

IX.      eDEMNIFY REPRESENTATIONS AND WARRANTIES
         ---------------------------------------

     In order to induce HHD to execute and perform this Agreement each of eDemnify and the Shareholders does hereby jointly and severally represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be and be deemed to be continuing and survive the execution and delivery of this Agreement and the Closing) as follows:

          A. eDemnify is a corporation duly organized, validly existing and in good standing under the laws of State of Nevada, with full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduct its business as presently being conducted. eDemnify is duly qualified to do business and is in good standing, in each jurisdiction where the conduct of its business or the ownership of its assets requires such qualification;

          B. (i) eDemnify owns and has good and marketable title in and to the Business and the Operating Assets free and clear of all liens, claims and encumbrances and rights and option of others; (ii) upon the acquisition by HHD of the eDemnify Stock as herein provided, HHD acquire good and marketable title in and to the eDemnify Stock and each part and portion thereof free and clear of all liens, claims and encumbrances and rights and option of others;

          C. (i) Each of the Shareholder and eDemnify has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated by eDemnify and the Shareholder have been duly authorized by all necessary corporate and other action, and this Agreement has been duly and properly authorized, executed and delivered by the Shareholder and eDemnify, as the case may be;
               (iii) This Agreement is the valid and binding obligation of the Shareholder and eDemnify, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv) The execution, delivery and performance of this Agreement does not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Certificate of Incorporation or By-Laws of eDemnify , (B) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Shareholder or eDemnify and/or pursuant to, any indenture, mortgage, note, contract, commitment or other agreement or instrument to which the Shareholder or eDemnify is a party or by which the Shareholder or eDemnify or any of their respective properties or assets are or may be bound or affected;
               (C) violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or department, domestic or foreign, having jurisdiction over the Shareholder or eDemnify or any of their respective properties or businesses; or (D) have any effect on any permit, certification, registration, approval, consent, license or franchise necessary for eDemnify to own or lease and operate its properties and to conduct its businesses or the ability of eDemnify to make use thereof. No consent, approval, authorization or order of any court, governmental agency, authority or body and/or any party to an agreement to which the Shareholder or eDemnify is a party and/or by which any of them is bound, is required in connection with the execution, delivery and performance of this Agreement, and/or the consummation of the transactions contemplated by this Agreement;

          D. eDemnify is not in violation of, or in default under, (i) any term or provision of its constitutional documents; (ii) any material term or provision or any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any or its properties or business is or may be bound or affected; or (iii) any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its properties or business. eDemnify owns, possesses or has obtained all governmental and other licenses, permits, certifications, registrations, approvals or consents and other authorizations necessary to own or lease, as the case may be, and to operate its properties and to conduct its business or operations as presently conducted and all such governmental and other licenses, permits, certifications, registrations, approvals, consents and other authorizations are outstanding and in good standing, and there are no proceedings pending or, to the best of its knowledge, threatened, or any basis therefor existing, seeking to cancel, terminate or limit such licenses, permits, certifications, registrations, approvals or consents or authorizations, or related to the breach or failure to comply of eDemnify with any law, rule, regulation, judgment, order or decree;

          E. None of the Shareholders of eDemnify has incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated except as set forth herein;

          F. Except as set forth on the Exception Schedule, eDemnify is not in default, in any material respect, under the terms of any outstanding agreement relating to the Business or Operating Assets or any part thereof, as the case may be; and to the best knowledge and belief of the Shareholder and eDemnify, there exists no event of default or event which, with notice and/or the passage of time, or both, would constitute any such default;

          G. Except as set forth on the Schedule of Exceptions, there are no claims, actions, suits, proceedings, arbitrations, investigations or inquiries before any court or governmental agency, court or tribunal, domestic, or foreign, or before any private arbitration tribunal, pending, or, to the best of the knowledge of the Shareholder or eDemnify, threatened against the Shareholder or eDemnify, as the case may be. As to those items listed on the Schedule of Exceptions none, if determined adversely to eDemnify, as the case may be, would, individually or in the aggregate, have a material adverse effect on the Business or Operating Assets of eDemnify as the case may be, or which question the validity of this Agreement or of any action taken or to be taken by the Shareholder or eDemnify pursuant to, or in connection with, this Agreement; nor, to the best of the knowledge of the Shareholder or eDemnify, after inquiry, is there any basis for any such claim, action, suit, proceeding, arbitration, investigation or inquiry to be made by any person and/or entity, including without limitation any customer, supplier, lender, stockholder, former or current employee, agent or landlord. Other than as set forth on the Schedule of Exceptions, there are no outstanding orders, judgments or decrees of any court, governmental agency or other tribunal specifically naming the Shareholder or eDemnify and/or enjoining any of them from taking, or requiring any of them to take, any action, and/or by which any of them and/or their respective properties or businesses are bound or subject;

          H.   eDemnify has paid and/or provided for the payment (at or prior to
               the  Closing)  of  all   employment   related  taxes   (including
               withholding taxes) with respect to its employees;

          I. There are no benefit programs, collective bargaining agreements, or pension plans applicable to eDemnify's employees other than as set forth on the Schedule of Exceptions;

          J. All compensation and benefit payments including vacation, holiday and sickness payments (but exclusive of accruals) required to be paid to employees of eDemnify prior to the Closing has been paid;

          K. The Financial Statements fairly present the financial position of eDemnify as of the respective dates thereof and the results of operations, and changes in financial position of eDemnify, for each of the periods covered thereby. The Financial Statements have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis throughout the entire periods involved. As of the date of the balance sheet forming a part of the Financial Statements, and except as and to the extent reflected or reserved against therein, eDemnify has no material liabilities, debts, obligations or claims (absolute or contingent) asserted against it and/or which should have been reflected in a balance sheet or the notes thereto; and all assets reflected thereon are properly reported and present fairly the value of the assets therein stated in accordance with generally accepted accounting principles;

          L. The financial and other books and records of eDemnify (i) are in all material respects true, complete and correct and have, at all times, been maintained in accordance with good business and accounting practices; (ii) contain a complete and accurate description, and specify the location, of all trucks, automobiles, machinery, equipment, furniture, supplies, tools, drawings and all other tangible property (collectively the " Property") owned by, in the possession of, or used by eDemnify in connection with the operation of Business; (iii) except as set forth on Schedule of Exceptions, none of such Property is leased or subject to a security agreement, conditional sales contract or other title retention or security agreement or is other than in the possession of, and under the control of, eDemnify; and (iv) the Property reflected in such books and records constitutes all of the tangible and intangible property necessary for the conduct of the Business; and all of the same is in normal operating condition and the use thereof as presently employed conforms to all applicable laws and regulations;

          M. eDemnify owns and has good and marketable title in and to all of its assets, properties and interests in properties (both real and personal) which are reflected in the balance sheet included in the Financial Statements and/or utilized in connection with the operation of the Business and/or acquired after that date (except to the extent any of the same were disposed of since such date in the ordinary course of business), in all cases, free and clear of all liens, security interests, claims and encumbrances of every kind, nature and description and rights and options of others except as expressly set forth in such balance sheet;

          N. Annexed hereto as Exhibit "F" is a schedule setting forth a description of (i) each parcel of improved or unimproved real property owned by or leased to eDemnify; (ii) all buildings, fixtures and other improvements situated on or affixed to each designated parcel; and (iii) each title insurance policy insuring any of such parcels. Exhibit "F" is true correct and complete in all respects; each of such leases are in full force and effect with no event of default in existence or event or occurrence which, with the passage of time and/or giving of notice, would or could mature into an event of default thereunder;

          O. eDemnify owns all trademarks, service marks, trade names, copyrights, similar rights and their registrations, trade secrets, methods, practices, systems, ideas, know how and confidential materials used or proposed to be used in the conduct of Business (collectively the "Intangibles") free and clear of all liens, claims and encumbrances and rights and options of third parties (including, without limitation, former or present officers, directors, shareholders, employees and agents); eDemnify has not licensed or leased any of the Intangibles and/or any interest therein to any person and/or entity; eDemnify has not infringed, nor is infringing, upon the rights of others with respect to the Intangibles; and eDemnify has not received any notice of conflict with the asserted rights of others with respect to the Intangibles which could, singly or in the aggregate, materially adversely affect its business as presently conducted or prospects, financial condition or results of operations, and neither eDemnify nor the Shareholder knows of any basis therefore; and, to the best of the knowledge of the Shareholder eDemnify, no others have infringed upon the Intangibles;

          P. Annexed hereto as Exhibit "G" is a true, correct and complete schedule of all insurance policies maintained by eDemnify; and eDemnify has insured its properties against loss or damage by fire or other casualty, including liability insurance for acts or omissions of employees, in an amount sufficient to preclude eDemnify from being a co-insurer with respect to any claim;

          Q. Except as and to the extent reflected or reserved against in the Financial Statements, eDemnify did not have, as at date of such Financial Statements, any material liabilities, debts, obligations or claims asserted against it, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, but not limited to, liabilities on account of due and unpaid taxes, other governmental charges or lawsuits;

          R. eDemnify has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or otherwise) required to be filed under the laws of the United States and all applicable states, and has paid in full all taxes which are due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing. No penalties or other charges are or will become due with respect to the late filing of any such return. To the best of the knowledge of eDemnify and the Shareholder, after due investigation, each such tax return heretofore filed by eDemnify correctly and accurately reflects the amount of its tax liability thereunder. eDemnify has withheld, collected and paid all other levies, assessments, license fees and taxes to the extent required and, with respect to payments, to the extent that the same have become due and payable;

          S. Since December 31, 2000 eDemnify has not sustained any material loss or interference with its business of any kind, nature or description including, without limitation, from fire, storm, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; nor have there been, and prior to the Closing, there will not be, any material adverse change in or affecting the general affairs, management, financial condition, equity, results of operations or properties of eDemnify;

          T. Other than as set forth on Exhibit "H" annexed hereto and made a part hereof, eDemnify is not a party (i) to any contract or agreement calling for the payment of more than $10,000 per annum or $25,000 in the aggregate and/or which cannot be terminated on not more than 90 days' prior written notice to the other party thereto; (ii) to any profit sharing, bonus, deferred compensation, pension or retirement plan, severance policy or other similar agreement or arrangement; (iii) to any collective bargaining agreement; or (iv) to any agreement not entered into in the ordinary course of business except those related to the transactions contemplated by this Agreement;

          U. The authorized and outstanding capitalization of eDemnify is as set forth on Exhibit "I" annexed hereto and made a part hereof; as of the date hereof and the Closing there shall not be authorized and/or issued and outstanding any shares of capital stock of eDemnify and/or rights to purchase shares of capital stock of eDemnify except as set forth on Exhibit "I". The issued and outstanding shares of eDemnify capital stock have been duly authorized and validly issued and are fully paid and nonassessable. There are no preemptive rights;

          V. The copies of the constitutional documents of eDemnify heretofore delivered to HHD are true, correct and complete in all respects; are, and shall remain, in full force and effect; and shall not be altered, amended, modified, terminated or rescinded prior to the Closing without the prior written consent of HHD in each instance;

          W. The Shareholder has adequate means for providing for his current needs, has no need for liquidity of his investment in the HHD Stock (collectively the "Securities") and has the financial capacity to bear the economic risk of any investment in the Securities for an indefinite period of time; and has sufficient means to bear the economic risk and/or entire loss of his investment in the Securities;

          X. The Shareholder has been afforded an opportunity to ask questions of and receive answers from HHD and its counsel concerning the terms and conditions of an investment in the Securities, and all such questions have been answered to the full satisfaction of the Shareholders;

          Y. The Shareholder has examined and/or has had the opportunity to examine, prior to the date hereof, all documents and such applicable information as it has requested (to the extent such information and documentation are (i) relevant to this transaction, and (ii) possessed by HHD or obtainable by HHD without unreasonable effort or expense);

          Z.   The  Shareholder  has  sufficient  knowledge  and  experience  in
               business   matters  to  evaluate  the  merits  and  risks  of  an
               investment in the Securities;

          AA. The Shareholder is an accredited investor as such term is defined in the Act and is acquiring the Securities for its own account and for investment purposes only and without a view towards or agreement with respect to the transfer, sale, assignment, or other disposition thereof, and none of the Shareholders shall sell, assign, transfer, pledge, hypothecate or deal in and with the Securities in violation of the Act or the rules and regulations promulgated thereunder by the Securities and Exchange Commission; and

          BB. The representations, warranties, covenants and agreements of the Shareholder and eDemnify contained in this Agreement, including, without limitation, those contained in this Paragraph IX, are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct and complete, in all respects, as of the Closing; and at the Closing the Shareholder and eDemnify shall deliver to HHD a certificate, executed by the chief executive officer of eDemnify and the Shareholders, respectively, under oath, remaking, each of the representations, warranties, covenants and agreements set forth in this Agreement, including without limitation, those set forth in this Paragraph IX hereof.

X.       HOUSEHOLD DIRECT REPRESENTATIONS AND WARRANTIES
         -----------------------------------------------

     In order to induce the Shareholder and eDemnify to execute and perform this Agreement, HHD does hereby represent, warrant, covenant and agree (which representations, warranties, covenants and agreements shall be and be deemed to be continuing and survive the execution and delivery of this Agreement and the Closing) as follows:

          A. HHD is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority, corporate and otherwise, and with all licenses, permits, certifications, registrations, approvals, consents and franchises necessary to own or lease and operate its properties and to conduct its business as presently being conducted;

          B. (i) HHD has the full power and authority, corporate and otherwise, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby; (ii) The execution, delivery and performance of this Agreement, the consummation by HHD of the transactions herein contemplated and the compliance by it with the terms of this Agreement have been duly authorized by all necessary corporate action, and this Agreement has been duly and properly authorized, executed and delivered by HHD; (iii) This Agreement is the valid and binding obligation of HHD, enforceable in accordance with its terms, subject, as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally and the discretion of courts in granting equitable remedies; (iv) The execution, delivery and performance of this Agreement by HHD and the consummation by HHD of the transactions herein contemplated does not, and will not, with or without the giving of notice or the lapse of time, or both, (A) result in any violation of the Articles of Incorporation or By-Laws of HHD, (B) result in a breach of or conflict with any of the terms or provisions of, or constitute a default under, or result in the modification or termination of, or result in the creation or imposition of any lien, security interest, charge or encumbrance upon any of the properties or assets of HHD pursuant to any indenture, mortgage, note, contract, commitment or other agreement or instrument to which HHD is a party or by which it or its properties or assets are or may be bound or affected; or (C) to the best knowledge of HHD, after due investigation, violate any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over HHD or its assets. No consent, approval, authorization or order of any court, governmental agency, authority or body and/or any party to an agreement to which HHD is a party and/or by which it is bound, is required in connection with the execution, delivery and performance of this Agreement, and/or the consummation by HHD of the transactions contemplated by this Agreement, which has not already been received or will be received by the Closing;

          C. HHD is not in violation of, or in default under, (i) any term or provision of its Articles of Incorporation or By-Laws; (ii) any material term or provision or any financial covenant of any indenture, mortgage, contract, commitment or other agreement or instrument to which it is a party or by which it or any or its assets is or may be bound or affected; or (iii) to the best knowledge of HHD, any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over it or any of its assets;

          D. Upon the execution and delivery of the certificates evidencing shares of HHD Stock in accordance with the terms and conditions of this Agreement, such shares and certificates shall be duly, properly and validly authorized and issued, fully paid and non-assessable; and

          E. The representations, warranties, covenants and agreements of HHD contained in this Agreement, including, without limitation, those contained in this Paragraph X, are true, accurate and correct in all respects as of the date hereof and shall be true, accurate and correct and complete, in all respects, as of the Closing; and at the Closing HHD shall deliver to the Shareholders a certificate, executed by the chief executive officer of HHD, as the case may be, under oath, remaking, on behalf of HHD each of the representations, warranties, covenants and agreements set forth in this Agreement, including without limitation, those set forth in this Paragraph X hereof.

          F. During the period from the date hereof until the earlier to occur of the Closing or the termination of this Agreement by HHD, the Shareholder and eDemnify shall:

          (1)  Permit the officers and other authorized  representatives  of HHD
               (i) full and unrestricted access, from time to time and at one or more times, to the offices and books and records of eDemnify situated at its offices during normal business hours, and in connection with such books and records, such inspection shall be at the offices where such records are normally maintained, and such parties shall be entitled to make copies of and abstracts from any of such books and records; (ii) the opportunity to meet, correspond and communicate with the officers, directors, employees, counsel and accountants to eDemnify , and to secure from each such information as such parties shall deem necessary or appropriate; and (iii) to review and copy such other, further and additional financial and operating date, materials and information as to the business as may be requested by such parties;

          (2) Take and perform any and all actions necessary to render accurate and/or maintain the accuracy of, all of the representations and warranties of the Shareholder and eDemnify herein contained and/or satisfy each covenant or condition required to be performed or satisfied by the Shareholder and eDemnify at or prior to the Closing and/or to cause or permit the implementation of the within acquisition.

          (3) Not take or perform any action which would or might cause any representation or warranty made by the Shareholder or eDemnify herein to be rendered inaccurate, in whole or in part and/or which would prevent, inhibit or preclude the satisfaction, in whole or in part of any covenant required to be performed or satisfied by the Shareholder or eDemnify at or prior to the Closing and/or the implementation of the within acquisition.

          (4) Carry on and maintain the Business in the ordinary course of business and in substantially the same form, style and manner as heretofore operated by eDemnify; perform, in all material respects all of eDemnify's obligations under all material agreements, leases and documents; use its best efforts to preserve, intact, the relationships with its suppliers, customers, employees and others having business relations with eDemnify; not voluntarily engage in any material transaction not in the ordinary course of business without the prior written consent of HHD; and not amend any benefit plans to increase benefits or otherwise increase compensation of their employees other than in the ordinary course of business. Without limiting the generality of the foregoing eDemnify shall not:

               (a) change its business, operations or financial condition, or the manner of managing or conducting its business and operations if such changes, if any, have a material adverse effect on such business, operations or financial condition, taken as a whole;

               (b) change its accounting methods or practices (including, without limitation, any change in depreciation, amortization and/or good will policies or rates;

               (c) incur any damage, destruction or loss (whether or not covered by insurance) which materially and adversely affects its assets, business, operations or financial condition;

               (d) make any declaration, setting, or payment of a dividend or other distribution with respect to the capital stock of eDemnify, or any direct or indirect redemption, purchase or other acquisition by eDemnify of any of its share of capital stock;

               (e) make any issuance or sale of any share of eDemnify capital stock of any class, or any other securities;

               (f) permit any increase in the salary or other compensation payable or to become payable to any of their respective officers, directors, employees or agents, or the declaration, payment or commitment or obligation of any kind, nature or description for the payment by any of them of a bonus or other additional salary or compensation to any person;

               (g) make any loan to any person or entity and/or issue any guaranty for or with respect to its own or another's obligations;

               (h)  waive or release any right or claim;

               (i) sell, lease, abandon, assign, transfer, license or otherwise dispose (including any agreement and/or option for or with respect to any of the foregoing) of any real property or tangible or intangible assets, property or rights (and/or interest therein);

               (j) incur any material obligation or liability, absolute or contingent;

               (k) experience any labor problems and/or other events or conditions of any character which materially and/or adversely affect, or which might materially and/or adversely affect, its financial condition, business, assets or prospects; and

               (l) amend, terminate or modify any material agreement or license to which it is a party which has or may have a material affect on its financial condition, business, assets or prospects;

          (5) Use its best efforts in good faith, to obtain and/or maintain all licenses, consents or approvals (from every governmental or regulatory body, or other person) required to be obtained and/or held by eDemnify for or with respect to its (i) assets, businesses and/or operations; and/or (ii) in connection with the implementation of the transactions herein contained; and/or (iii) the continued operation, following the Closing, of its business in the manner presently conducted;

          (6) Immediately advise HHD of any event, condition or occurrence which inhibits or limits or is likely to prevent, inhibit or limit the Shareholder or eDemnify from satisfying, in full and on a timely basis, any covenant, term or condition herein contained and/or implementing this Agreement; and

          (7) Not issue any public announcement dealing in or with this Agreement and/or the transactions herein described without the prior written consent of HHD.

XI.      HOUSEHOLD DIRECT BEST EFFORTS
         -----------------------------

     During the period from the date hereof until the earlier to occur of the Closing or the termination of this Agreement by HHD, HHD shall:

     A. Use its best efforts in good faith take and perform any and all actions necessary to render accurate and/or maintain the accuracy of, all of the representations and warranties of HHD herein contained and/or satisfy each covenant or condition required to be performed or satisfied by HHD at or prior to the Closing and/or to cause or permit the implementation of the within acquisition.

     B. Use its best efforts in good faith not to take or perform any action which would or might cause any representation or warranty made by HHD herein to be rendered inaccurate, in whole or in part and/or which would prevent, inhibit or preclude the satisfaction, in whole or in part of any covenant required to be performed or satisfied by HHD at or prior to the Closing and/or the implementation of the within acquisition.

     C. Immediately advise the Shareholder and eDemnify of any event, condition or occurrence which constitutes or may, with the passage of time and/or giving of notice constitute, a breach of any representation or warranty of HHD herein contained and/or which prevents, inhibits or limits or is likely to prevent, inhibit or limit HHD from satisfying, in full and on a timely basis, any covenant, term or condition herein contained and/or implementing this Agreement.

XII.     HOUSEHOLD DIRECT ACQUISITION CONDITIONS
         ---------------------------------------

         The obligation of HHD to implement this Agreement and consummate the subject acquisition is, at its election, subject to and conditioned upon the satisfaction (and/or written waiver) of each of the following conditions:

     A. At the Closing, HHD shall have received a certificate, executed by the President and Secretary of eDemnify and the Shareholder (effective as of the Closing), and in form and content reasonably acceptable to HHD, certifying the truth and accuracy of the representations and warranties of eDemnify and the Shareholder herein contained, including without limitation those set forth in Paragraph IX hereof and the complete and timely satisfaction by eDemnify and the Shareholder of all of their respective covenants and obligations herein contained, including without limitation those set forth in Paragraph XIII hereof.

     B. Prior to the Closing there shall not have occurred any material adverse change in the Business and/or Operating Assets, nor shall any event have occurred or condition exist which, with the passage of time or the giving of notice, may cause or create any such adverse material change.

     C. Prior to the Closing, all corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in the form annexed hereto and/or in form acceptable to HHD and HHD and its counsel shall have received all counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     D. No action or proceeding shall have been instituted and be pending by any private party and/or governmental agency or authority challenging the legality of this Agreement or the subject acquisition and/or seeking to prevent or delay consummation of the transactions herein contemplated; which action or proceeding shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of this Agreement and/or the subject acquisition.

     E. All statutory requirements (including, without limitation "bulk sales") for the valid consummation by the Shareholder and eDemnify of the transactions herein described shall have been fully and timely satisfied; all authorizations, consents and approvals of all Federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation of the transactions herein described, and/or to permit the Business to continue unimpaired in all material respects immediately following the Closing shall have been obtained and shall be in full force and effect; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, consents or approvals shall be pending or threatened.

     F. HHD shall have received all of the documentation required to be delivered to it pursuant to the provisions of this Agreement.

     G.   The satisfaction of the HHD with the Financial Statements.

     H. The satisfaction of HHD with the results of its due diligence investigation of eDemnify and its business, operations and financial condition.

     I. The individuals described on Exhibit "J" shall have executed consulting agreements with eDemnify on terms and condition acceptable to HHD and an executed counterpart of each of the same shall have been delivered to HHD.

XIII.    eDEMNIFY ACQUISITION CONDITIONS
         -------------------------------

     The obligations of the Shareholder to implement this Agreement and consummate the subject acquisition is subject to and conditioned upon the satisfaction (and/or written waiver) of each of the following conditions:

     A. At the Closing, the Shareholder shall have received a certificate, executed by the President and Secretary of HHD (effective as of the Closing), and in form and content reasonably acceptable to the Shareholder, certifying, the truth and accuracy of the representations and warranties of HHD herein contained, including without limitation those set forth in Paragraph X hereof and the complete and timely satisfaction by HHD of all of its covenants and obligations herein contained, including without limitation those set forth in Paragraph XII hereof.

     B. Prior to the Closing, all corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in the form annexed hereto or in form acceptable to the Shareholder, and the Shareholder and his counsel shall have received all counterpart originals or certified or other copies of such documents and instruments as they may reasonably request.

     C. No action or proceeding shall have been instituted and be pending by any private party and/or governmental agency or authority challenging the legality of this Agreement or the subject merger and/or seeking to prevent or delay consummation of the transactions herein contemplated; which action or proceeding shall have resulted in preliminary or permanent injunctive relief prohibiting consummation of this Agreement and/or the subject acquisition.

     D. All statutory requirements for the valid consummation by HHD of the transactions herein described shall have been fully and timely satisfied; all authorizations, consents and approvals of all Federal, state and local governmental agencies and authorities required to be obtained in order to permit consummation by HHD of the transactions herein described, shall have been obtained and shall be in full force and effect; and no action or proceeding to suspend, revoke, cancel, terminate, modify or alter any of such authorizations, consents or approvals shall be pending or threatened.

     E. The Shareholder shall have received all of the documentation required to be delivered to them pursuant to the provisions of this Agreement.

     F.   The   individuals   described  on  Exhibit  "J"  shall  have  executed
          consulting agreement with eDemnify on terms and condition acceptable to such individuals.

XIV.     HOUSEHOLD DIRECT or eDEMNIFY TERMINATION
         ----------------------------------------

     This Agreement may be terminated by (a) HHD if at the Closing all of the representations and covenants of the Shareholder and eDemnify set forth in Paragraphs IX and XIII hereof shall not have been timely and fully satisfied, waived or cured, or (c) the Shareholder if at the Closing all of the representations and covenants of HHD set forth in Paragraphs X and XII hereof, respectively, shall not have been timely and fully satisfied, waived and/or cured. The rights of the parties hereto for or with respect to any breach of this Agreement and/or injunctive relief shall survive any termination.

XV.      RESTRICTIVE COVENANT
         --------------------

     The Shareholder shall not (a) during the three year period commencing on the Closing from a location within 15 miles from any office, store or other facility of the HHD (including for purposes of this Paragraph XV, its subsidiaries) engage, directly or indirectly (whether as stockholder, owner, partner, employee, agent, consultant, officer or director) in whole or in part in any business activity in which the HHD is then involved and/or (b) at any time utilize, or authorize another to utilize, any of the confidential information, materials, systems, procedures and/or proprietary information or materials of eDemnify and/or HHD for any purpose other than in connection with the business and operations of eDemnify and/or HHD. Without limiting the generality of the foregoing each of the Shareholder does hereby acknowledge and confirm that all of the materials, systems and procedures of eDemnify and HHD (including customers, customer representatives and employees) are proprietary and were communicated to him in the course of a confidential relationship.

XVI.     ADDITIONAL COVENANTS
         --------------------

     Subject to eDemnify not exceeding Budget (as defined); satisfying its Pro Forma (as defined); and not engaging in any business except as set forth in the Business Plan (as defined) and/or undertaking any activity other than in the ordinary course of business without the prior written consent of the Board of Directors of HHD in each instance:

     A. the individuals described on Exhibit "J" shall be employed by eDemnify for the compensation respectively indicated and shall hold the officerships and directorships similarly respectively indicated;

     B. until no earlier than December 31, 2004, eDemnify shall operate as an independent entity(s);

     C. eDemnify shall utilize its existing assets to the extent possible within the context of the Budget and the Business Plan and in a manner consistent with achieving economies of scale;

     D. HHD shall not prior to December 31, 2004, pledge the capital stock of eDemnify and/or encumber the assets of eDemnify; and the certificates evidencing the shares of capital stock of eDemnify shall be legended with a reference to this paragraph XVI;

     E. HHD shall establish an Executive Oversight Committee ("Committee") to review and comment on any potential acquisition presented to HHD and to review and evaluate all subsidiaries owned and operated by HHD. The Committee may recommend to the Board of Directors the disposition of any subsidiary which does not perform within 80% of its pro forma operations for a period of more than 24 consecutive months; which disposition may consist of either liquidation, sale or "spin off" to the stockholders of HHD as their respective interests may appear. In the latter case, the investment of HHD (equity and/or debt) in the "spun off" entity may be reflected, at the option of HHD, in a continued equity interest in the entity and/or debt secured by all of the assets of the entity;

     F. HHD shall advance, in equal monthly installments, commencing on the Closing, to eDemnify (by capital contribution and/or debt), the aggregate amount of not less than two hundred forty thousand dollars ($240,000). HHD shall also advance eDemnify the additional sum of thirty thousand dollars ($30,000). The sum of ten thousand dollars ($10,000) shall be paid on or before April 15, 2002 and the sum of twenty thousand dollars ($20,000) shall be paid within fifteen (15) days of the date the Acquisition Agreement is executed. In the event that HHD and eDemnify fail, after prudent efforts, to reach a mutually acceptable definitive acquisition agreement, all advance proceeds shall be converted into a loan by HHD to eDemnify repayable on the first anniversary of the date hereof together with interest computed at the rate of 6% per annum.

     G.   For purposes of this Agreement:

          (1) "Budget" shall be and mean the budget for the operations of eDemnify during each of the First, Second and Third Measuring Periods delivered by the management of eDemnify to HHD at least 30 days prior to the Closing and the commencement of each of the Second and Third Measuring Periods, respectively;

          (2) "Pro Forma" shall be and mean the pro forma statement of operations of eDemnify for each of the First, Second and Third Measuring Periods, respectively; and

          (3) "Business Plan" shall be and mean the business plan delivered by eDemnify to HHD at least 30 days prior to the Closing;

     H. The Shareholder, or any assignee or transferee of the original one million five hundred thousand shares of HHD issued to eDemnify or of any HHD shares earned by eDemnify during any of the measuring periods and subsequently transferred by eDemnify, shall have the right, exercisable during the 24 month period following the Closing, subject to the provisions of applicable law, to exchange all, but not less than all of the shares of HHD Stock issued to him pursuant to the provisions of this Agreement for 100% of the capital stock of eDemnify in the event that HHD (a) has not substantially achieved its Business Plan through the date of the exercise of such option, or (b) files a petition in bankruptcy, has filed against it any involuntary petition in bankruptcy which is not discharged within 90 days of filing, executed a general assignment for the benefit of creditors or otherwise seeks protection pursuant to Federal or State bankruptcy statutes during such 24 month period;

     I. HHD and eDemnify shall, within 90 following the Closing, adopt a compensation and bonus plan for employees of eDemnify keyed to achieving operating results in excess of the Pro Forma Statements;

     J. At the Closing the Shareholder will be granted warrants to purchase 1,000,000 shares of HHD Stock at any time during the 12 month period following the Closing at the following exercise prices: (i) $.05 per share during the first 90 days following the Closing, (ii) $.10 per share during the second 90 days following the Closing, (iii) $.15 per share during the third 90 days following the Closing and (iv) $.20 per share during the fourth 90 days following the Closing; and

     K. At the Closing the Shareholder will be permitted to subscribe to purchase 250,000 shares of HHD Stock at the rate of $.01 per share.

     L. Notwithstanding any provision of this Acquisition Agreement, the Shareholder or any assignee or transferee of the Shareholder shall have the right, exercisable at any time commencing 30 days following the Closing to exchange all of the HHD Stock issued to them pursuant to the provisions of this Agreement for 100% of the eDemnify Stock and a return of all Operating Assets listed in this Agreement in the event HHD does not make a monthly installment payment within five days of its due date as defined in Section XVI(F) of this Agreement.

XVII.    eDEMNIFY INDEMNIFICATION
         ------------------------

     Each of eDemnify, and the Shareholder, does hereby jointly and severally agree to indemnify and hold harmless HHD from and against any and all costs, expenses, losses, claims, demands and liabilities of every kind, nature and description (including without limitation reasonable attorney's fees) arising out of or relating to any breach or anticipatory breach of this Agreement by eDemnify or the Shareholder.

XVIII.   HOUSEHOLD DIRECT INDEMNIFICATION
         --------------------------------

     HHD does hereby agree to indemnify and hold harmless each of eDemnify and the Shareholder from and against any and all costs, expenses, losses, claims, demands and liabilities of every kind, nature and description (including without limitation reasonable attorney's fees) arising out of or relating to any breach or anticipatory breach of this Agreement by HHD.

XIX.     HOUSEHOLD DIRECT EQUITABLE RELIEF
         ---------------------------------

     Inasmuch as the damages which may accrue to HHD arising out of a breach or anticipatory breach of this Agreement by the Shareholder or eDemnify may be irreparable and/or unascertainable, HHD shall have the right, in addition to and not in lieu of any other right and/or remedy it may have, to seek and secure equitable relief, including, without limitation, temporary and/or permanent injunctive relief with respect to any breach or anticipatory breach of this Agreement by eDemnify or the Shareholder.

XX.      eDEMNIFY EQUITABLE RELIEF
         -------------------------

     Inasmuch as the damages which may accrue to eDemnify or the Shareholder arising out of a breach or anticipatory breach of this Agreement by HHD may be irreparable and/or unascertainable, each of the Shareholder and eDemnify shall have the right, in addition to and not in lieu of any other right and/or remedy it may have, to seek and secure equitable relief, including, without limitation, temporary and/or permanent injunctive relief with respect to any breach or anticipatory breach of this Agreement by HHD.

XXI.     NOTICES
         -------

     Any and all notices, requests or instructions desired or required to be given by any party hereto to any other party hereto shall be in writing and shall either be hand delivered or mailed to the recipient first class, postage prepaid, certified, return receipt requested at the following respective addresses:


To:      eDemnify                                    120 Village Square
                                                     Suite 56
                                                     Orinda, CA 94563

To:      HouseHold Direct                            3 Glen Road
                                                     Sandy Hook, CT 06482
                                                     With a copy to:

                                                     Martin J. Gersten, Esq.
                                                     90 Birch Hill Road
                                                     Newtown, CT 06470

or to such other address as any party hereto shall designate in a writing complying with the provisions of this Paragraph XXI.

XXII.    WAIVER OF OBLIGATIONS
         ---------------------

     Each of the parties hereto may, by written instrument to the party against whom enforcement is sought (a) extend the time for the performance of any of the obligations or other acts of any party hereto; (b) waive any inaccuracies of such other party in the representations and warranties contained herein or in any document delivered pursuant to this Agreement; (c) waive compliance with any of the covenants of such other party contained in this Agreement; (d) waive such other party's performance of any of such party's obligations set out in this Agreement; and (e) waive any condition to its obligation to effect the within acquisition.

XXIII.   PUBLIC DISCLOSURE
         -----------------

     Except to the extent required by applicable law no party shall make any disclosure with respect to this Agreement and/or the within transactions without the prior consent of all parties to this Agreement.

XXIV.    MODIFICATION
         ------------

     This Agreement may only be modified, altered or amended by a writing executed by all of the parties hereto. Any waivers, consents or notices must be in writing.

XXV.     JURISDICTION
         ------------

     This Agreement shall be governed and construed in accordance with the laws of the State of Connecticut applicable to contracts executed and to be fully performed therein and without regard to principles of conflicts of laws.

XXVI.    BINDING EFFECT
         --------------

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors, transferees, heirs, assigns and beneficiaries.

XXVII.   ENTIRE AGREEMENT
         ----------------

     This Agreement (including the Exhibits hereto, the documents and instruments delivered by the parties hereto and initialed for identification as herein provided and any other documents executed and delivered and/or to be executed and delivered pursuant to the provisions of this Agreement as herein provided) sets forth the entire agreement among the parties hereto with respect to the subject matter herein contained; and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between or among the parties hereto with respect to the subject matter hereof except as herein and in such ancillary documents provided.

XXVIII. MULTIPLE ORIGINALS
        ------------------

     This Agreement may be executed in multiple copies, each of which shall constitute an original, but all of which shall constitute one and the same agreement.

XXIX.  SEVERABILITY
       ------------

     If any term, covenant or condition in this Agreement, or the application thereof to any person or circumstance shall be invalid or unenforceable, the remainder of this Agreement or the application of such term, covenant or condition to persons or circumstances, other than those as to which it is held invalid, shall be unaffected thereby and each term, covenant or condition of this Agreement shall be enforced to the fullest extent permitted by law.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                              HouseHold Direct, Inc.

                                              By   s/s  John Folger, President


                                              eDemnify Systems Corporation

                                              By   s/s  Jon Hilgers, President
                                                   s/s  Jon Hilgers, Shareholder





                                    EXHIBITS
                                    --------

EXHIBIT A           LIST OF INDIVIDUALS OWNING ALL OF THE ISSUED AND OUTSTANDING
                    CAPITAL STOCK OF eDEMNIFY

EXHIBIT B           eDEMNIFY BUSINESS DESCRIPTION

EXHIBIT C           eDEMNIFY OPERATING ASSETS

EXHIBIT D           EXCEPTION SCHEDULE

EXHIBIT E           LIST OF SHAREHOLDERS HAVING RESTRICTED REGISTRATION RIGHTS

EXHIBIT F           LIST OF eDEMNIFY's REAL PROPERTY

EXHIBIT G           LIST OF ALL INSURANCE POLICIES MAINTAINED BY eDEMNIFY


EXHIBIT H           SCHEDULE RELATING TO A CONTRACT OR AGREEMENT EXCEEDING
                    $10,000 PER ANNUM


EXHIBIT I           THE AUTHORIZED AND OUTSTANDING CAPITALIZATION OF eDEMNIFY


EXHIBIT J           INDIVIDUALS EXECUTING EMPLOYMENT AGREEMENTS WITH eDEMNIFY












                                    EXHIBIT A


                      LIST OF INDIVIDUALS OWNING ALL OF THE
                ISSUED AND OUTSTANDING CAPITAL STOCK OF eDEMNIFY





JON HILGERS
























                                    EXHIBIT B


[OBJECT OMITTED]          eDemnify Systems Corporation


On behalf of large and medium-sized banks, eDemnify has successfully developed transactional websites that embody the functions of life insurance point-of-sale and servicing operations. Customers include banks, credit unions, insurance and securities brokers, and insurance companies. Sales may be completed through platform agents, call centers, kiosks, or home banking through proprietary websites. The digital revolution "transactionalizes" the sales, underwriting, and service processes, thereby enabling more efficient and profitable sales cycles.


eDemnify growth opportunities exist in three areas: (1) the streamlining of industry business processes through substantive automation of operations, (2) the addition of a wide range of insurance products from whole and universal life products to deferred and immediate annuities, auto and homeowners insurance and multiple affinity product and service offerings, thereby creating a virtual Insurance Mall, and (3) the integration of advanced multimedia for the training and education of agents and consumers.



Deregulation of the financial services industry has eliminated historic barriers to the distribution of risk-based insurance - allowing the free pursuit of some eighty billion dollars in life insurance premiums generated annually in the United States.



Perceiving extraordinary growth and systems integration opportunities, eDemnify has assembled an experienced and balanced management and technical team, created a sophisticated and secure technological infrastructure, and established the strategic marketing and technical relationships capable of capturing a significant share of the revenues generated from the sale of life insurance and other products through banks and other financial institutions.



As a complete sales system, an eDemnify customized website provides end-to-end support for market conduct and compliance, agent contracting, new business functions, case processing and management, and financial reporting. When operating in a secure environment accessible by agent password, an eDemnify website offers online training, communication, and marketing tools, needs analysis and premium quoting, preliminary health screening and application, underwriting reports, and sales analysis. eDemnify represents significant leadership in the deployment of these vast engines of opportunity, change and new revenues.






                                    EXHIBIT C



                                OPERATING ASSETS







(b) IPOS System software and documentation (as represented by DimeQuote, a System installation at Dime Bank of New York).



(b) Personnel to operate, maintain, and market the IPOS System. eDemnify will be free to hire and/or contract with any past or current LSI officers, employees, or vendors.



(c) A contract with Dime Bank of New York governing the installation and deployment of DimeQuote in its branch banking system.



(d) All marketing contacts and leads, past and current, developed by eDemnify during the course of its operations and marketing efforts.





                                    EXHIBIT D

                               EXCEPTION SCHEDULE




Not applicable.





                                    EXHIBIT E

           LIST OF SHAREHOLDERS HAVING RESTRICTIVE REGISTRATION RIGHTS





Jon Hilgers or any assignee or transferee








                                    EXHIBIT F



                               LIST OF eDEMNIFY'S

                                  REAL PROPERTY







eDEMNIFY OWNS NO REAL PROPERTY






                                    EXHIBIT G



              LIST OF ALL INSURANCE POLICIES MAINTAINED BY eDEMNIFY







eDEMNIFY DOES NOT MAINTAIN ANY INSURANCE POLICIES







                                    EXHIBIT H



                         SCHEDULE RELATING TO A CONTRACT

                    AGREEMENT EXCEEDING $10,000.00 PER ANNUM







eDEMNIFY HAS NO CONTRACTS OR AGREEMENTS EXCEEDING $10,000.00 PER ANNUM







                                    EXHIBIT I



                         THE AUTHORIZED AND OUTSTANDING

                           CAPITALIZATION OF eDEMNIFY







ONE HUNDRED DOLLARS ($100.00)






                                    EXHIBIT J



                        INDIVIDUALS EXECUTING CONSULTING

                            AGREEMENTS WITH eDEMNIFY







1.  Julie Abrams

2.  Doug Gettler

3.  Patricia Helsby

4.  Jon Hilgers

5.  Genji Schmeder

6.  Oliver Trigg

7.  Thomas Verb

8.  William Weagle